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                                                                    Exhibit 31.2



                                 CERTIFICATIONS

I, Charles D. Hamm, certify that:

1. I have reviewed this quarterly report on Form 10-Q of ProCentury Corporation ("ProCentury");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this quarterly report, fairly present in all material respects the financial condition, results of operations and cash flows of ProCentury as of, and for, the periods presented in this report;

4. ProCentury's other certifying officer and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e)) for ProCentury and have:

          a) designed such disclosure controls and procedures or caused such disclosure controls to be designed under our supervision, to ensure that material information relating to ProCentury, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this quarterly report is being prepared;

          b) evaluated the effectiveness of ProCentury's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as at the end of the period concerned by this report based on such evaluation;

          c) disclosed in this report any change in ProCentury's internal control over financial reporting that occurred during ProCentury's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, ProCentury's internal control over financial reporting; and

5. ProCentury's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to ProCentury's auditors and the audit committee of ProCentury's board of directors:

          a) all significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect ProCentury's ability to record, process, summarize and report financial information; and

          b) any fraud, whether or not material, that involves management or other employees who have a significant role in ProCentury's internal control over financial reporting.

                June 4, 2004
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               Date

                /s/ Charles D. Hamm
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               Signature

               Chief Financial Officer and Treasurer
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               Title